TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Distributions to Shareholders                                   8
      Independent Auditors' Report                                    9
      Statement of Assets and Liabilities                            10
      Portfolio of Investments in Securities                         11
      Notes to Portfolio of Investments in Securities                14
      Statement of Operations                                        15
      Statements of Changes in Net Assets                            16
      Notes to Financial Statements                                  17





                        IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.





USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.




                        MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.




                                INVESTMENT REVIEW

GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMENTS: Primarily dividend-paying common stocks.


                                              7/31/96            7/31/97
  Net Assets.........................     $371.8 MILLION     $825.1 MILLION
  Net Asset Value Per Share  ........         $13.46              $18.85

  Average Annual Total Returns as of 7/31/97
  1 Year.................................................          46.69%
  Since inception on June 1, 1993........................          19.92%

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

_______________________________________________________________________________
CUMULATIVE PERFORMANCE COMPARISON
_______________________________________________________________________________

A chart in the form of a line graph appears here, illustrating the growth of a $10,000 Investment. The data points from the graph are as follows:


USAA Growth & Income Fund
Year                 Amount
---------------------------
06/01/93            $10,000
06/30/93              9,990
07/31/93              9,930
07/31/94             10,566
07/31/95             12,711
07/31/96             14,576
07/31/97             21,382


S&P 500 Index
Year                  Amount
----------------------------
06/01/93             $10,000
06/30/93              10,029
07/31/93               9,989
07/31/94              10,503
07/31/95              13,242
07/31/96              15,433
07/31/97              23,476


Lipper Growth & Income Funds Average
Year                          Amount
------------------------------------
06/01/93                     $10,000
06/30/93                      10,040
07/31/93                      10,036
07/31/94                      10,568
07/31/95                      12,725
07/31/96                      14,438
07/31/97                      20,833


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index and the Lipper Growth & Income Funds Average. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Growth & Income Funds Average is an average of all growth & income funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, R. DAVID ULLOM, CFA IS HERE]


Fund Performance
and Strategy
It seems like years ago when Alan Greenspan, Chairman of the Federal Reserve Board, described the rise in our equity markets in terms of "irrational exuberance." But what seems like years was, in fact, only months ago, in December of 1996. That was when the Dow Jones Industrial Average (the Dow)(1) was at an approximate level of 6,400, some 1,800 points below its level at this writing. In other words, the Dow stands some 28% above the level which prompted Mr. Greenspan's remark. I suspect that you, as investors, would have been upset had we reacted to his remark and reduced our stock holdings or changed our strategy.

The guidelines we outlined in our semiannual report of not relying on economic forecasts or market timing in our selection of stocks or management of the portfolio are responsible for our not reacting to such comments concerning the market. We have great respect for Mr. Greenspan, and like many other investors, we too are concerned with the level of the market and its strong rise. However, we have purchased and will continue to purchase stocks based on our value criteria.

As of July 31, 1997, the Fund's total return of 46.69% was lower than the S&P 500 Index(2) return of 52.11%. Investments in the following five major industries hindered the Fund's performance.

Tobacco
Tobacco stocks have been negatively impacted by the proposed litigation settlement which we feel will prove to be a long-term plus for the industry.



(1) Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator which has been adjusted over the years for stock splits, stock dividends, and substitution of stock.
(2) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly into the S&P 500 Index.


Oil & Gas
Energy stocks in general have not performed well over the last year because of a softness in the price of crude oil and natural gas. However, strength in the U.S. economy as well as economies of many other countries throughout the world should render higher energy demand and firmer energy prices.

Aerospace
The Fund's largest holding, Boeing, underperformed primarily as a result of its pending acquisition of McDonnell Douglas and the resulting concerns that arose from the European Union's (EU) review of the acquisition. These concerns have now been alleviated, and we believe the company can generate significant efficiencies and operating leverage with this acquisition.

Telecommunications
Our holdings of AT&T, GTE, NYNEX, and Sprint continued to be held back by stock market concerns with deregulation of the telecommunications industry. We continue to believe that these firms will actually prosper in this environment, particularly NYNEX which is in the process of merging with Bell Atlantic.

Retailing
Major retail stocks held in the Fund have experienced poor relative share price performance within the prevailing competitive retail environment. However, we continue to feel that these companies will be able to recover and, therefore, improve their returns.

On a more positive note, all of the Fund's holdings in the area of technology appreciated more than the overall market. Some of the stocks in that group include Applied Materials, Lucent Technologies, National Semiconductor, and Silicon Valley Group. Demand for communications and personal computers has and should continue to drive the earnings growth of these companies and result in strong share price appreciation. There were other holdings which performed well, but did not represent a common theme other than they represented good values under our investment criteria. These star performers include Aeroquip-Vickers (previously Trinova), Aetna, Associates First Capital, BankAmerica, Brunswick, Dean Foods, Halliburton, Jefferson Smurfit, Morgan Stanley Dean Witter, and SmithKline Beecham.

Outlook
As I began writing this report, I expressed our concerns with the strong rise in the Dow. Of course, we are also concerned with the current valuation level of stocks in general. We have had a particularly good environment for equities, as demonstrated by the moderate growth in gross domestic product, low inflation, gradually falling interest rates, and strong earnings growth from a majority of companies. If these favorable market ingredients continue their current direction, the equity markets should continue to rise.


A pie chart is shown here depicting the Portfolio Mix as of July 31, 1997 of the USAA Growth & Income Fund to be:
Capital Goods - 14.5%*, Consumer Cyclicals - 16.9%*, Consumer Staples - 13.6%*, Credit Sensitive - 26.3%*, Intermediate Goods & Services - 25.4%*.

 * Percentages are of Net Assets and may or may not be equal to 100%.



           Top 10 Holdings
          (% of Net Assets)


Boeing                            2.5
Lucent Technologies               2.1
B. F. Goodrich                    2.0
Avery Dennison                    1.8
Lear                              1.8
Applied Materials                 1.7
Aeroquip-Vickers                  1.6
Associates First Capital          1.6
Aetna                             1.5
Allstate                          1.5




               Top 10 Industries
               (% of Net Assets)

Telecommunications Related               8.5
Oil Related                              7.3
Healthcare Related                       5.7
Insurance - Property/Casualty            5.1
Aerospace/Defense                        4.7
Retail Related                           4.4
Electronics - Semiconductors             4.3
Bank Related                             4.0
Publishing                               3.9
Paper & Forest Products                  3.5



See page 11 for a complete listing of the Portfolio of Investments in Securities.




                          DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.



         Ordinary income                    $ .3172*
         Long-term capital gains              .3606
                                            -------
         Total                              $ .6778
                                            =======



78.68% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



                          INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Growth & Income Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick, LLP



San Antonio, Texas
September 3, 1997





Growth & Income Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1997

Assets
   Investments in securities, at market value (identified cost of $591,447)                  $  827,113
   Cash                                                                                             770
   Receivables:
      Capital shares sold                                                                           941
      Dividends                                                                                   1,000
      Securities sold                                                                             3,113
                                                                                             ----------
         Total assets                                                                           832,937
                                                                                             ----------
Liabilities
   Securities purchased                                                                           6,573
   Capital shares redeemed                                                                          665
   USAA Investment Management Company                                                               406
   USAA Transfer Agency Company                                                                      44
   Accounts payable and accrued expenses                                                            157
                                                                                             ----------
         Total liabilities                                                                        7,845
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  825,092
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $  570,432
   Accumulated undistributed net investment income                                                  571
   Accumulated net realized gain on investments                                                  18,423
   Net unrealized appreciation of investments                                                   235,666
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  825,092
                                                                                             ==========
   Capital shares outstanding                                                                    43,778
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    18.85
                                                                                             ==========


See accompanying notes to financial statements.




Growth & Income Fund
Portfolio of Investments in Securities

July 31, 1997

                                           Market
  Number                                   Value
of Shares           Security               (000)
---------           --------               -----

          Common Stocks (96.7%)
            Aerospace/Defense (4.7%)
  370,000   B.F. Goodrich Co.            $ 16,720
  345,000   Boeing Co.                     20,290
   20,000   McDonnell Douglas Corp.         1,530
-------------------------------------------------
                                           38,540
-------------------------------------------------

            Airlines (1.5%)
  115,000   AMR Corp.*                     12,370
-------------------------------------------------

            Aluminum (1.5%)
  140,000   Aluminum Co. of America        12,390
-------------------------------------------------

            Auto Parts (1.7%)
  302,000   Lear Corp.*                    14,458
-------------------------------------------------

            Automobiles (1.2%)
  250,000   Ford Motor Co.                 10,219
-------------------------------------------------

            Bank Holding Companies -
               Major Regional (1.3%)
  232,000   PNC Bank Corp.                 10,614
-------------------------------------------------

            Bank Holding Companies -
               Money Center (1.3%)
  109,000   Bankers Trust New York Corp.   11,029
-------------------------------------------------

            Bank Holding Companies -
               Other Major (1.4%)
  150,000   BankAmerica Corp.              11,325
-------------------------------------------------

            Brokerage Firms (1.5%)
  230,000   Morgan Stanley, Dean Witter,
               Discover & Co.              12,032
-------------------------------------------------

            Chemicals (2.8%)
  126,000   Dow Chemical Co.               11,970
  510,000   Millennium Chemicals, Inc.     10,742
-------------------------------------------------
                                           22,712
-------------------------------------------------

            Communication - Equipment
               Manufacturers (3.3%)
  120,000   Cisco Systems, Inc.*            9,548
  204,306   Lucent Technologies, Inc.      17,353
-------------------------------------------------
                                           26,901
-------------------------------------------------

            Containers - Metals & Glass (1.1%)
  304,000   Ball Corp.                      9,044
-------------------------------------------------

            Drugs (2.7%)
  300,000   Pharmacia & Upjohn, Inc.       11,325
  116,000   SmithKline Beecham plc
               ADR "A"                     11,281
-------------------------------------------------
                                           22,606
-------------------------------------------------

            Electric Power (1.8%)
  309,000   Houston Industries, Inc.        6,470
  335,000   Pacific Gas & Electric Co.      8,312
-------------------------------------------------
                                           14,782
-------------------------------------------------

            Electrical Equipment (1.3%)
  167,000   Rockwell International Corp.   10,959
-------------------------------------------------

            Electronics - Semiconductors (4.3%)
  155,000   Applied Materials, Inc.*       14,241
  380,300   National Semiconductor Corp.*  11,979
  305,000   Silicon Valley Group, Inc.*     9,455
-------------------------------------------------
                                           35,675
-------------------------------------------------

            Finance - Consumer (1.6%)
  194,300   Associates First Capital
               Corp.                       12,812
-------------------------------------------------

            Finance - Real Estate (1.4%)
  190,000   PMI Group, Inc.                11,210
-------------------------------------------------

            Foods (2.6%)
  195,000   Dean Foods Co.                  9,396
  135,000   Ralston Purina Group           12,184
-------------------------------------------------
                                           21,580
-------------------------------------------------

            Healthcare - HMOs (1.5%)
  370,000   Humana, Inc.*                   9,019
   44,500   Pacificare Health Systems,
               Inc.                         3,020
-------------------------------------------------
                                           12,039
-------------------------------------------------

            Heavy Duty Trucks & Parts (1.6%)
  235,000   Aeroquip-Vickers, Inc.         12,881
-------------------------------------------------

            Household Products (1.2%)
   64,000   Procter & Gamble Co.            9,736
-------------------------------------------------

            Insurance - Multi-Line
               Companies (1.5%)
  110,000   Aetna, Inc.                    12,533
-------------------------------------------------

            Insurance - Property/Casualty (5.1%)
  160,000   Allstate Corp.                 12,640
   97,500   American International
               Group, Inc.                 10,383
  306,500   Everest Reinsurance
               Holdings, Inc.              11,877
  330,200   Highlands Insurance
               Group, Inc.*                 7,409
-------------------------------------------------
                                           42,309
-------------------------------------------------

            Leisure Time (1.3%)
  330,000   Brunswick Corp.                10,643
-------------------------------------------------


            Machinery - Diversified (2.7%)
  194,000   Deere & Co.                    11,034
  319,204   Flowserve Corp.                10,893
-------------------------------------------------
                                           21,927
-------------------------------------------------

            Manufacturing - Diversified
               Industries (3.0%)
  340,000   Avery Dennison Corp.           15,002
  219,000   Hillenbrand Industries, Inc.   10,047
-------------------------------------------------
                                           25,049
-------------------------------------------------

            Medical Products
               & Supplies (1.5%)
  288,000   Bausch & Lomb, Inc.            12,258
-------------------------------------------------

            Metals - Miscellaneous (1.9%)
  307,000   Inco Ltd.                       9,498
  200,000   Titanium Metals Corp.*          6,400
-------------------------------------------------
                                           15,898
-------------------------------------------------

            Natural Gas Distribution -
               Pipelines (2.1%)
  215,000   NICOR, Inc.                     7,874
  191,000   Sonat, Inc.                     9,526
-------------------------------------------------
                                           17,400
-------------------------------------------------

            Office Equipment
               & Supplies (1.0%)
   97,000   Xerox Corp.                     7,978
-------------------------------------------------

            Oil - Domestic (2.8%)
  452,000   Occidental Petroleum Corp.     11,328
  296,700   Unocal Corp.                   11,868
-------------------------------------------------
                                           23,196
-------------------------------------------------

            Oil - Exploration & Production (2.2%)
  290,000   Apache Corp.                   10,222
 1,083,600  Gulf Canada Resources Ltd.*     8,273
-------------------------------------------------
                                           18,495
-------------------------------------------------

            Oil - International (1.3%)
  172,000   Exxon Corp.                    11,051
-------------------------------------------------

            Oil Well Equipment & Service (1.0%)
  180,000   Halliburton Co.                 8,280
-------------------------------------------------

            Paper & Forest Products (3.5%)
  312,000   Jefferson Smurfit Corp.*        5,850
  225,000   Kimberly-Clark Corp.           11,404
  183,000   Weyerhaeuser Co.               11,392
-------------------------------------------------
                                           28,646
-------------------------------------------------

            Pollution Control (1.3%)
  340,000   Waste Management, Inc.         10,880
-------------------------------------------------

            Publishing (3.9%)
  352,500   American Greetings Corp.       11,809
  361,900   Dun & Bradstreet Corp.          9,771
  293,200   Houghton Mifflin Co.           10,592
-------------------------------------------------
                                           32,172
-------------------------------------------------

            Railroads (1.4%)
  108,000   Norfolk Southern Corp.         11,961
-------------------------------------------------

            Real Estate Investment Trusts (2.2%)
  139,000   Developers Diversified
               Realty Corp.                 5,491
  200,000   Highwoods Properties, Inc.      6,675
  150,000   Storage USA, Inc.               6,187
-------------------------------------------------
                                           18,353
-------------------------------------------------

            Retail - Department Stores (1.2%)
  180,000   May Department Stores Co.      10,058
-------------------------------------------------

            Retail - General
               Merchandising (2.6%)
  200,000   J.C. Penney Company, Inc.      11,700
  150,000   Sears, Roebuck & Co.            9,497
-------------------------------------------------
                                           21,197
-------------------------------------------------

            Retail - Specialty (0.6%)
  355,000   Phillips-Van Heusen Corp.       4,970
-------------------------------------------------

            Specialty Printing (1.2%)
  305,000   Deluxe Corp.                   10,160
-------------------------------------------------

            Telephones (5.2%)
-------------------------------------------------
  245,000   AT&T Corp.                      9,019
  230,000   GTE Corp.                      10,695
  195,000   NYNEX Corp.                    10,810
  247,000   Sprint Corp.                   12,227
-------------------------------------------------
                                           42,751
-------------------------------------------------

            Tobacco (2.9%)
  201,000   Philip Morris Companies, Inc.   9,070
  226,000   RJR Nabisco Holdings Corp.      7,416
  226,500   Universal Corp.                 7,800
-------------------------------------------------
                                           24,286
-------------------------------------------------

 Total common stocks (cost: $562,699)     798,365
-------------------------------------------------

            Short-Term (3.5%)
            Commercial Paper (2.0%)
   16,553   Household Finance Corp.,
               5.68%, 8/01/97
                (cost: $16,553)            16,553
-------------------------------------------------

            Discount Note (1.5%)
   12,200   Federal Home Loan Mortgage
               Corp., 5.64%, 8/04/97
               (cost: $12,195)             12,195
-------------------------------------------------

Total short-term (cost: $28,748)           28,748
-------------------------------------------------
Total investments (cost: $591,447)       $827,113
=================================================


------------------------
 *Non-income producing.




Growth & Income Fund
Notes to Portfolio of Investments in Securities

July 31, 1997


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.5% of net assets at July 31, 1997.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.





Growth & Income Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1997


Net investment income:
   Income (net of foreign taxes withheld of $59):
      Dividends                                                                              $   12,283
      Interest                                                                                    1,170
                                                                                             ----------
         Total income                                                                            13,453
                                                                                             ----------
   Expenses:
      Management fees                                                                             3,380
      Transfer agent's fees                                                                       1,121
      Custodian's fees                                                                              124
      Postage                                                                                       136
      Shareholder reporting fees                                                                     33
      Directors' fees                                                                                 4
      Registration fees                                                                             153
      Audit fees                                                                                     29
      Legal fees                                                                                      3
      Other                                                                                          22
                                                                                             ----------
         Total expenses                                                                           5,005
                                                                                             ----------
            Net investment income                                                                 8,448
                                                                                             ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                                             21,558
   Change in net unrealized appreciation/depreciation                                           190,518
                                                                                             ----------
            Net realized and unrealized gain                                                    212,076
                                                                                             ----------
Increase in net assets resulting from operations                                             $  220,524
                                                                                             ==========

See accompanying notes to financial statements.





Growth & Income Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended July 31,



                                                                             1997              1996
                                                                             ----              ----
From operations:
   Net investment income                                                  $    8,448        $   5,394
   Net realized gain on investments                                           21,558           10,781
   Change in net unrealized appreciation/depreciation
      of investments                                                         190,518           16,959
                                                                          ----------        ---------
      Increase in net assets resulting from operations                       220,524           33,134
                                                                          ----------        ---------
Distributions to shareholders from:
   Net investment income                                                      (8,309)          (5,122)
                                                                          ----------        ---------
   Net realized gains                                                        (13,135)          (2,449)
                                                                          ----------        ---------
From capital share transactions:
   Proceeds from shares sold                                                 320,646          174,833
   Shares issued for dividends reinvested                                     20,964            7,355
   Cost of shares redeemed                                                   (87,399)         (44,440)
                                                                          ----------        ---------
      Increase in net assets from capital share transactions                 254,211          137,748
                                                                          ----------        ---------
Net increase in net assets                                                   453,291          163,311
Net assets:
   Beginning of period                                                       371,801          208,490
                                                                          ----------        ---------
   End of period                                                          $  825,092        $ 371,801
                                                                          ==========        =========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $      432        $     236
                                                                          ==========        =========
   End of period                                                          $      571        $     432
                                                                          ==========        =========
Change in shares outstanding:
   Shares sold                                                                20,226           13,146
   Shares issued for dividends reinvested                                      1,432              564
   Shares redeemed                                                            (5,508)          (3,353)
                                                                          ----------        ---------
      Increase in shares outstanding                                          16,150           10,357
                                                                          ==========        =========
Authorized shares of $.01 par value                                           75,000           50,000
                                                                          ==========        =========


See accompanying notes to financial statements.





Growth & Income Fund
Notes to Financial Statements

July 31, 1997



(1) Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3) Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1997 were $307,279,679 and $79,626,612, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1997 was $235,956,617 and $290,244, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1997 was $18,044.

(6) Transactions with Affiliates
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:





                                                                             Ten-Month      Four-Month
                                           Year Ended July 31,              Period Ended   Period Ended
                                   ----------------------------------         July 31,     September 30,
                                   1997           1996           1995           1994           1993**
                                   ----           ----           ----           ----           ----
Net asset value at
   beginning of period          $   13.46      $   12.07      $   10.36      $   10.23      $   10.00
Net investment income                 .23            .24(a)         .24(a)         .17(a)         .03
Net realized and
   unrealized gain                   5.84           1.51           1.81            .16            .20
Distributions from
   net investment income             (.23)          (.23)          (.23)          (.18)           -
Distributions of
   realized capital gains            (.45)          (.13)          (.11)          (.02)           -
                                ---------      ---------      ---------      ---------      ---------
Net asset value at
   end of period                $   18.85      $   13.46      $   12.07      $   10.36      $   10.23
                                =========      =========      =========      =========      =========
Total return (%) *                  46.69          14.68          20.30           3.28           2.30
Net assets at
   end of period (000)          $ 825,092      $ 371,801      $ 208,490      $ 134,622      $  69,606
Ratio of expenses to
   average net assets (%)             .89            .95           1.01           1.12(b)        1.63(b)
Ratio of net investment
   income to average
   net assets (%)                    1.50           1.84           2.21           1.95(b)        1.87(b)
Portfolio turnover (%)              14.67          16.13          19.45          13.90          10.68
Average commission
   rate paid per share+         $   .0494      $   .0493




(a)  Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 **  Fund commenced operations June 1, 1993.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.